UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 28, 2005

Radnor Holdings Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-19495	23-2674715
(Commission File Number)	(IRS Employer Identification No.)

Radnor Financial Center, Suite A300 150 Radnor Chester Road, Radnor, Pennsylvania	19087-5292
(Address of Principal Executive Offices)	(Zip Code)

(610) 341-9600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure.

A conference call to discuss fiscal 2004 financial results of Radnor Holdings Corporation (the “Company”) will be held on Thursday, March 31, 2005 at 2:00 p.m. EST. The call-in number is 800-443-6324. If you are unable to be with us on March 31st, a replay will be available shortly after the call ends until April 30, 2005 at 2:00 p.m. EST. Please dial 800-633-8284, access code 21237981. A copy of the Company’s Form 10-K for the fiscal year ended December 31, 2004 will be available on the Company’s website prior to the conference call.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADNOR HOLDINGS CORPORATION

Dated: March 28, 2005	By:	/s/ Michael T. Kennedy
Michael T. Kennedy
President and Chief Executive Officer

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